1998 semiannual report


IDS
Equity Value
Fund


(icon of) three growing flowers

The goal of IDS Equity Value Fund, a part of IDS Strategy Fund, Inc., is growth of capital and income. The Fund invests primarily in equity securities that provide income, offer the opportunity for long-term capital growth, or both.


American Express Financial Advisors

Distributed by American Express Financial Advisors Inc.

(icon of) three growing flowers

Stocks for the bargain-hunter

Just like almost everything else, prices of companies that are believed to be sound sometimes are reduced. That is, for any of a variety of reasons, they fall out of favor with investors and their stock prices decline. These so-called "value" stocks represent a classic opportunity to buy low in the market, which is what Equity Value Fund seeks to do. Should investors rediscover the potential of such companies, the stocks may well recover and benefit shareholders accordingly.

Contents

From the chairman                            3
From the portfolio manager                   3
The Fund's ten largest holdings              5
Financial statements                         6
Notes to financial statements                9
Investments in securities                   24
Board members and officers                  27
IDS mutual funds                            28

 To our shareholders


      From the chairman

      If you're an experienced investor, you know that the past 12 months was a highly volatile period in many financial markets. But history tells us that substantial market moves are nothing new. Though they're often unpredictable, declines -- whether they're brief or long-lasting, moderate or substantial -- are always a possibility.

      That potential for such volatility reinforces the need for investors to periodically review their long-term goals and examine whether their investment program remains on track to achieving them. Your quarterly investment statements are one part of that monitoring process. The other is a meeting with your American Express financial advisor. That becomes even more important if there's a major change in your financial situation or in the financial markets.



      William R. Pearce
      (picture of) William R. Pearce
      William R. Pearce
      Chairman of the board

      From the portfolio manager

      IDS Equity Value Fund recorded a loss during the first half of the fiscal year, as the U.S. stock market experienced a sharp downturn. For the six months -- April through September 1998 -- the value of the Fund's Class A shares declined 15.1%.

      Although still somewhat nervous about the financial upheaval in several Asian economies, the U.S. stock market managed to gain a bit of ground by the middle of last summer. In fact, with inflation and long-term interest rates still low and the economy still on solid ground, it appeared that the market might be able to sustain its advance.

      That notion was quickly shoved aside, though, when markets in Russia and Latin America began to crumble. Fearing that the spreading weakness in foreign economies would ultimately hurt the profit growth of American companies, especially those doing business overseas, investors engaged in a rash of stock-selling that drove the U.S. market down close to 20% from mid-July through August. A rebound in September ended the period on a positive note but couldn't make up for the damage that had been done.

      Effect is widespread

      Virtually all stock sectors were affected, but financial services and technology bore the brunt of the blow. The Fund had substantial exposure to the former group as well as oil services, which suffered early in the period because of slumping oil prices. Utility stocks, on the other hand, held up quite well -- a plus for the Fund as it owned a fair number of them. As the period progressed, I increased the Fund's commitment to some of the weakened sectors, especially stocks of financial services companies.

      While I take some encouragement from the fact that the market bounced back in September, I think the investment environment is likely to remain unsettled over the near term as investors continue to ponder the outlook for interest rates, the economy and corporate profits. As those factors are sorted out, I plan to stick to a conservative investment approach that emphasizes stocks that appear less vulnerable to dramatic market swings and the vagaries of global economies.



      Kurt Winters
      (picture of) Kurt Winters
      Kurt Winters
      Portfolio Manager

      To our shareholders


Class A
 6-month performance

(All figures per share)

Net asset value (NAV)

Sept. 30, 1998      $   10.79

March 31, 1998      $   12.85

Decrease            $    2.06


Distributions

April 1, 1998 - Sept. 30, 1998

From income         $    0.10

From capital gains  $      --

Total distributions $    0.10

Total return*          -15.1%**

Class B
 6-month performance

(All figures per share)

Net asset value (NAV)

Sept. 30, 1998      $   10.79

March 31, 1998      $   12.85

Decrease            $    2.06


Distributions

April 1, 1998 - Sept. 30, 1998

From income         $    0.05

From capital gains  $      --

Total distributions $    0.05

Total return*          -15.4%**

Class Y
 6-month performance

(All figures per share)

Net asset value (NAV)

Sept. 30, 1998      $   10.81

March 31, 1998      $   12.87

Decrease            $    2.06


Distributions
April 1, 1998 - Sept. 30, 1998


From income         $    0.10

From capital gains  $      --

Total distributions $    0.10

Total return*          -15.1%**



     *The prospectus discusses the effect of sales charges, if any, on the various classes.

     **The total return is a hypothetical investment in the Fund with all distributions reinvested.

 The Fund's ten largest holdings


                                        Percent                    Value
                          (of Fund's net assets)   (as of Sept. 30, 1998)

       Washington Mutual                  2.92%              $67,921,875

       Intl Business Machines             2.89                67,199,999

       Royal Dutch Petroleum              2.72                63,103,124

       First Union                        2.66                61,808,905

       First Chicago NBD                  2.63                61,050,625

       American Stores                    2.49                57,937,500

       Lincoln Natl                       2.44                56,752,500

       Household Intl                     2.27                52,828,125

       Marsh & McLennan                   2.25                52,252,425

       American Intl Group                2.06                47,817,000


     For further detail about these holdings, please refer to the section entitled "Investments in securities" herein.


     (icon of) pie chart

     The ten holdings listed here make up 25.33% of the Fund's net assets



 Financial statements


      Statement of assets and liabilities
      IDS Equity Value Fund
      Sept. 30, 1998



                                  Assets

                                                                                                   (Unaudited)
 Investments in securities, at value (Note 1)
      (identified cost $2,435,138,516)                                                          $2,334,308,936
 Dividends and accrued interest receivable                                                           3,531,507
 Receivable for investment securities sold                                                           1,685,614
                                                                                                     ---------
 Total assets                                                                                    2,339,526,057
                                                                                                 -------------

                                  Liabilities

 Disbursements in excess of cash on demand deposit                                                     456,949
 Payable for investment securities purchased                                                        16,022,626
 Accrued investment management services fee                                                             32,315
 Accrued distribution fee                                                                               31,912
 Accrued service fee                                                                                    11,498
 Accrued transfer agency fee                                                                             9,421
 Accrued administrative services fee                                                                     2,123
 Other accrued expenses                                                                                179,378
                                                                                                       -------
 Total liabilities                                                                                  16,746,222
                                                                                                    ----------
 Net assets applicable to outstanding capital stock                                             $2,322,779,835
                                                                                                ==============

                                  Represented by

 Capital stock--  $.01 par value (Note 1)                                                       $    2,152,372
 Additional paid-in capital                                                                      2,096,024,210
 Undistributed net investment income                                                                 2,109,365
 Accumulated net realized gain (loss)                                                              323,540,821
 Unrealized appreciation (depreciation) on investments and on
      translation of assets and liabilities in foreign currencies (Note 6)                        (101,046,933)
                                                                                                  ------------
 Total-- representing net assets applicable to outstanding capital stock                        $2,322,779,835
                                                                                                ==============
 Net assets applicable to outstanding shares:               Class A                             $  819,069,657
                                                            Class B                             $1,502,803,355
                                                            Class Y                             $      906,823
 Net asset value per share of outstanding capital stock:    Class A shares     75,925,445       $        10.79
                                                            Class B shares    139,227,831       $        10.79
                                                            Class Y shares         83,920       $        10.81

 See accompanying notes to financial statements.




      Statement of operations
      IDS Equity Value Fund
      Six months ended Sept. 30, 1998



                                  Investment income

                                                                                                   (Unaudited)
 Income:
 Dividends                                                                                      $   27,677,108
 Interest                                                                                            4,810,232
      Less foreign taxes withheld                                                                     (334,653)
                                                                                                      --------
 Total income                                                                                       32,152,687
                                                                                                    ----------
 Expenses (Note 2):
 Investment management services fee                                                                  6,419,818
 Distribution fee -- Class B                                                                         6,652,879
 Transfer agency fee                                                                                 1,640,239
 Incremental transfer agency fee-- Class B                                                              68,652
 Service fee
      Class A                                                                                          736,406
      Class B                                                                                        1,536,995
      Class Y                                                                                              549
 Administrative services fees and expenses                                                             433,470
 Compensation of board members                                                                           8,101
 Custodian fees                                                                                         90,502
 Postage184,090
 Registration fees                                                                                      38,978
 Report to shareholders                                                                                 50,612
 Audit fees                                                                                             11,000
 Other                                                                                                   3,899
                                                                                                         -----
 Total expenses                                                                                     17,876,190
      Earnings credits on cash balances (Note 2)                                                       (66,582)
                                                                                                       -------
 Total net expenses                                                                                 17,809,608
                                                                                                    ----------
 Investment income (loss) -- net                                                                    14,343,079
                                                                                                    ----------

                                  Realized and unrealized gain (loss) -- net

 Net realized gain (loss) on:
      Security transactions  (Note 3)                                                              131,456,316
      Financial futures contracts (Note 6)                                                          (4,441,675)
      Foreign currency transactions                                                                     (6,653)
                                                                                                        ------
 Net realized gain (loss) on investments                                                           127,007,988
 Net change in unrealized appreciation (depreciation) on investments
      and on translation of assets and liabilities in foreign currencies                          (572,882,643)
                                                                                                  ------------
 Net gain (loss) on investments and foreign currencies                                            (445,874,655)
                                                                                                  ------------
 Net increase (decrease) in net assets resulting from operations                                 $(431,531,576)
                                                                                                 =============


 See accompanying notes to financial statements.






     Financial statements


      Statements of changes in net assets
      IDS Equity Value Fund



                                  Operations and distributions

                                                                          Sept. 30, 1998        March 31, 1998
                                                                        Six months ended            Year ended
                                                                             (Unaudited)
 Investment income (loss)-- net                                           $   14,343,079        $   44,149,201
 Net realized gain (loss) on investments                                     127,007,988           422,193,012
 Net change in unrealized appreciation (depreciation) on investments
      and on translation of assets and liabilities in foreign currencies    (572,882,643)          194,604,248
                                                                            ------------           -----------
 Net increase (decrease) in net assets resulting from operations            (431,531,576)          660,946,461
                                                                            ------------           -----------
 Distributions to shareholders from:
      Net investment income
            Class A                                                           (6,974,293)          (14,592,544)
            Class B                                                           (7,674,299)          (25,394,091)
            Class Y                                                               (9,113)               (8,643)
      Net realized gain
            Class A                                                                   --          (109,070,518)
            Class B                                                                   --          (262,181,189)
            Class Y                                                                   --              (105,799)
                                                                                                      --------
 Total distributions                                                         (14,657,705)         (411,352,784)
                                                                             -----------          ------------

                                  Capital share transactions (Note 5)

 Proceeds from sales
      Class A shares (Note 2)                                                199,463,944           313,592,254
      Class B shares                                                         105,171,724           228,336,652
      Class Y shares                                                             378,014             1,662,004
 Reinvestment of distributions at net asset value
      Class A shares                                                           6,700,932           119,771,945
      Class B shares                                                           7,585,825           285,215,356
      Class Y shares                                                               9,113               114,442
 Payments for redemptions
      Class A shares                                                         (69,042,805)          (79,284,928)
      Class B shares  (Note 2)                                              (238,577,926)         (295,082,643)
      Class Y shares                                                            (352,176)             (706,679)
                                                                                --------              --------
 Increase (decrease) in net assets from capital share transactions            11,336,645           573,618,403
                                                                              ----------           -----------
 Total increase (decrease) in net assets                                    (434,852,636)          823,212,080
 Net assets at beginning of period                                         2,757,632,471         1,934,420,391
                                                                           -------------         -------------
 Net assets at end of period                                              $2,322,779,835        $2,757,632,471
                                                                          ==============        ==============
 Undistributed net investment income                                      $    2,109,365        $    2,423,991
                                                                          --------------        --------------


 See accompanying notes to financial statements.



 Notes to financial statements


      IDS Equity Value Fund
      (Unaudited as to Sept. 30, 1998)


  1

Summary of
significant
accounting policies



     The Fund is a series of IDS Strategy Fund, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund has 10 billion authorized shares of capital stock. The Fund invests primarily in common stocks that are selected for their above-average growth potential. The Fund offers Class A, Class B and Class Y shares. Class A shares, are sold with a front-end sales charge. Class B shares may be subject to a contingent deferred sales charge and such shares automatically convert to Class A shares during the ninth calendar year of ownership. Class Y shares have no sales charge and are offered only to qualifying institutional investors.

     All classes of shares have identical voting, dividend, liquidation and other rights, and the same terms and conditions, except that the level of distribution fee, transfer agency fee and service fee (class specific expenses)  differs  among  classes.  Income,  expenses  (other  than  class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

     Significant accounting policies followed by the Fund are summarized below:

     Use of estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

     Valuation of securities

     All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

     Option transactions

     In order to produce incremental earnings, protect gains, and facilitate buying and selling of securities for investment purposes, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where the completion of the obligation is dependent upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities and may write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity of profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

     Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

     Futures transactions

     In order to gain exposure to or protect itself from changes in the market, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

     Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

     Foreign currency translations and
     foreign currency contracts

     Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars at the closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

     The Fund may enter into forward  foreign  currency  exchange  contracts for
     operational   purposes  and  to  protect  against  adverse   exchange  rate
     fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation and/or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete the obligations of the contract.

     Federal taxes

     Since the Fund's policy is to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders, no provision for income or excise taxes is required.

     Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of the deferral of losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

     Dividends to shareholders

     Dividends from net investment income, declared and paid each calendar quarter, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

     Other

     Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including level-yield amortization of premium and discount, is accrued daily.


  2

Expenses and
sales charges


     Effective March 20, 1995, the Fund entered into agreements with American Express Financial Corporation (AEFC) for managing its portfolio and providing administrative services. Under its Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.53% to 0.4% annually.

     Under its Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.04% to 0.02% annually. Additional administrative service expenses paid by the Fund are office expenses, consultants' fees and compensation of officers and employees. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees, organizational expenses and any other expenses properly payable by the Fund and approved by the board.

     Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

     oClass A $15

     oClass B $16

     oClass Y $15

     Also effective March 20, 1995, the Fund entered into agreements with American Express Financial Advisors Inc. for distribution and shareholder servicing-related services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate of 0.75% of the Fund's average daily net assets attributable to Class B shares for distribution-related services.

     Under a Shareholder Service Agreement, the Fund pays a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.175% of the Fund's average daily net assets attributable to Class A and Class B shares and 0.10% of the Fund's average daily net assets attributable to Class Y shares.

     Sales charges received by American Express Financial Advisors Inc. for distributing Fund shares were $1,604,752 for Class A and $410,557 for Class B for the six months ended Sept. 30, 1998. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

     During the six months ended Sept. 30, 1998, the Fund's custodian and transfer agency fees were reduced by $66,582 as a result of earnings credits from overnight cash balances.


  3

Securities
transactions


     Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $1,530,805,901 and $1,244,776,578, respectively, for the six months ended Sept. 30, 1998. Realized gains and losses are determined on an identified cost basis.

     Brokerage commissions paid to brokers affiliated with AEFC were $3,339 for the six months ended Sept. 30, 1998.

     Income from securities lending amounted to $58,371 for the six months ended Sept. 30, 1998. The risks to the fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

  4

Options contracts
written

     The number of contracts and premium amounts associated with options contracts written is as follows:

                                          Six months ended Sept. 30, 1998
                                                       Calls
                                       Contracts                  Premium


       Balance March 31, 1998                871             $    573,794
       Exercised                            (871)                (573,794)


       Balance Sept. 30, 1998                 --             $         --



  5

Capital share
transactions


     Transactions in shares of capital stock for the periods indicated are as follows:

                                         Six months ended Sept. 30, 1998
                                      Class A        Class B     Class Y


      Sold                         16,158,976      8,627,414      30,790

      Issued for reinvested           569,556        635,689         769
        distributions

      Redeemed                     (5,779,449)   (19,525,863)    (30,046)


      Net increase (decrease)      10,949,083    (10,262,760)      1,513


                                            Year ended March 31, 1998
                                      Class A        Class B     Class Y


      Sold                         24,247,788     17,906,145     126,503

      Issued for reinvested        10,301,681     24,578,884       9,895
        distributions

      Redeemed                     (6,191,307)   (22,768,273)    (54,137)


      Net increase (decrease)      28,358,162     19,716,756      82,261

  6

Stock index
futures contracts

     At Sept. 30, 1998, investments in securities included securities valued at $5,830,313 that were pledged as collateral to cover initial margin deposits on 120 open purchase contracts. The market value of the open purchase contracts at Sept. 30, 1998 was $30,780,000 with a net unrealized loss of $215,748. See "Summary of significant accounting policies."



     Notes to financial statements

      IDS Equity Value Fund


7

Financial
highlights


     The  tables  below  show  certain  important   financial   information  for
     evaluating the Fund's results.

     Fiscal period ended ended March 31,

     Per share income and capital changes(a)

                                                                                Class B
                                 1998b       1998      1997       1996      1995       1994      1993     1992     1991     1990
Net asset value,                $12.85     $11.63    $11.07      $9.21     $9.17      $9.46     $8.90    $8.22    $7.92    $7.96
beginning of period

                                   Income from investment operations:

Net investment income (loss)       .05        .21       .21        .18       .19        .18       .19      .22      .26      .29

Net gains (losses) (both        (2.06)       3.30      1.69       2.12       .47        .37      1.18      .98      .48      .51
realized and unrealized)

Total from investment           (2.01)       3.51      1.90       2.30       .66        .55      1.37     1.20      .74      .80
operations

                                   Less distributions:

Dividends from net               (.05)      (.20)     (.22)      (.16)     (.19)      (.18)     (.19)    (.22)    (.26)    (.31)
investment income

Distributions from                  --     (2.09)    (1.12)      (.28)     (.43)      (.66)     (.62)    (.30)    (.18)    (.53)
realized gains

Total distributions              (.05)     (2.29)    (1.34)      (.44)     (.62)      (.84)     (.81)    (.52)    (.44)    (.84)

Net asset value,                $10.79     $12.85    $11.63     $11.07     $9.21      $9.17     $9.46    $8.90    $8.22    $7.92
end of period

                                                                                 Class B
                                  Ratios/supplemental data

                                 1998b       1998      1997       1996      1995       1994      1993     1992     1991     1990
Net assets, end of              $1,503     $1,922    $1,509     $1,296    $1,304     $1,031      $758     $497     $370     $311
period (in millions)

Ratio of expenses to            1.60%d      1.61%     1.64%      1.69%     1.61%      1.56%     1.63%    1.66%    1.66%    1.61%
average daily net assets(c)

Ratio of net income (loss) to   .85%d       1.69%     1.83%      1.71%     2.10%      1.93%     2.15%    2.56%    3.41%    3.61%
average daily net assets

Portfolio turnover rate            52%        95%       60%        54%       85%        70%       48%      72%      65%      67%
(excluding short-term
securities)

Total return(e)                (15.4%)      32.6%     17.6%      25.2%      7.7%       5.5%     16.0%    15.0%    10.1%     9.9%

Average brokerage               $.0536     $.0461    $.0516         --        --         --        --       --       --       --
commission rate(f)


a  For a share outstanding throughout the period. Rounded to the nearest cent.

b  Six months ended Sept. 30, 1998 (Unaudited).
c Effective fiscal year 1996, expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
d  Adjusted to an annual basis.
e  Total return does not reflect payment of a sales charge.
f Effective fiscal year 1997, the Fund is required to disclose an average brokerage commission rate per share for security trades on which commissions are charged. The comparability of this information may be affected by the fact that commission rates per share vary significantly among foreign countries.




     Fiscal period ended March 31,

     Per share income and capital changesa

                                                         Class A                                      Class Y
                                  1998c      1998       1997     1996      1995b     1998c      1998      1997      1996     1995b
Net asset value,                 $12.85    $11.62     $11.06    $9.21      $9.10    $12.87    $11.64    $11.07     $9.21     $9.23
beginning of period

                                                Income from investment operations:

Net investment income (loss)        .10       .32        .29      .21        .01       .10       .34       .32       .26        --

Net gains (losses) (both)         (2.06)     3.30       1.70     2.16        .15     (2.06)     3.29      1.70      2.14       .03
realized and unrealized)

Total from investment             (1.96)     3.62       1.99     2.37        .16     (1.96)     3.63      2.02      2.40       .03
operations

                                                Less distributions:
Dividends from net                 (.10)     (.30)      (.31)    (.24)      (.05)     (.10)     (.31)     (.33)     (.26)     (.05)
investment income

Distributions from                   --     (2.09)     (1.12)    (.28)        --        --     (2.09)    (1.12)     (.28)       --
realized gains

Total distributions                (.10)    (2.39)     (1.43)    (.52)      (.05)     (.10)    (2.40)    (1.45)     (.54)     (.05)

Net asset value,                 $10.79    $12.85     $11.62   $11.06      $9.21    $10.81    $12.87    $11.64    $11.07     $9.21
end of period

                                                          Class A                                        Class Y
Ratios/supplemental data
                                   1998c     1998       1997     1996      1995b     1998c      1998      1997      1996     1995b
Net assets, end of                  $819     $835       $426     $332         $6        $1        $1       $--       $--      $--
period (in millions)

Ratio of expenses to                .85%e     .85%       .89%     .90%     .91%e     .77%e      .76%       .71%      .75%      --%f
average daily net assetsd

Ratio of net income (loss)         1.60%e    2.43%      2.60%    2.74%    2.43%e    1.68%e     2.10%      2.78%     2.73%      --%f
to average daily net assets

Portfolio turnover rate               52%      95%        60%      54%       85%       52%       95%        60%       54%      85%
(excluding short-term
securities)

Total returng                     (15.1%)    33.6%      18.5%    26.1%      1.8%   (15.1%)     33.8%        18.7%   26.4%      .3%

Average brokerage                 $.0536   $.0461     $.0516       --         --   $.0536     $.0461      $.0516      --       --
commission rateh


a  For a share outstanding throughout the period. Rounded to the nearest cent.
b  Inception date was March 20, 1995.
c  Six months ended Sept. 30, 1998 (Unaudited).
d Effective fiscal year 1996, expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
e  Adjusted to an annual basis.
f Ratios of expenses and net investment income to average daily net assets is not presented for Class Y as only two shares were outstanding during the period.
g  Total return does not reflect payment of a sales charge.
h Effective fiscal year 1997, the Fund is required to disclose an average brokerage commission rate per share for security trades on which commissions are charged. The comparability of this information may be affected by the fact that commission rates per share vary significantly among foreign countries.


     Investments in securities


      IDS Equity Value Fund
      Sept. 30, 1998 (Unaudited)



                                                 (Percentages represent
                                                   value of investments
                                                 compared to net assets)


 Common stocks (97.1%)

Issuer                       Shares       Value(a)

 Aerospace & defense (2.0%)
 AlliedSignal               690,000     $24,408,750
 Rockwell Intl              590,000      21,313,750
 Total                                   45,722,500


 Airlines (0.9%)
 AMR383,000(b)           21,232,563


 Automotive & related (3.5%)
 Ford Motor                 680,000      31,917,500
 General Motors             505,000      27,617,188
 TRW472,000              20,945,000
 Total                                   80,479,688

 Banks and savings & loans (11.0%)
 BankAmerica                632,500      38,029,063
 First Chicago NBD          891,250      61,050,625
 First Union              1,207,500      61,808,905
 NationsBank                517,500(b)   27,686,250
 Washington Mutual        2,012,500      67,921,875
 Total                                  256,496,718

 Beverages & tobacco (0.9%)
 Fortune Brands             710,000      21,033,750


 Building materials & construction (1.0%)
 American Standard          890,000(b)   23,473,750


 Chemicals (1.9%)
 Air Products & Chemicals   650,000      19,337,500
 Du Pont (EI) de Nemours    435,000      24,414,375
 Total                                   43,751,875


 Communications equipment & services (2.1%)
 Motorola                   625,000      26,679,688
 Northern Telecom           681,000(c)   21,792,000
 Total                                   48,471,688


 Computers & office equipment (7.0%)
 3Com                       902,200(b)   27,122,388
 Compaq Computer            934,000      29,537,750
 Electronic Data Systems    390,000      12,943,125
 Hewlett-Packard            470,000      24,880,625
 Intl Business Machines     525,000      67,199,999
 Total                                  161,683,887

 Electronics (1.9%)
 AMP                        385,000      13,763,750
 Applied Materials          465,000(b)   11,741,250
 Texas Instruments          345,000      18,198,750
 Total                                   43,703,750

 Energy (12.8%)
 Chevron                    485,000     $40,770,313
 Elf Aquitaine ADR          377,200(c)   23,457,125
 ENI                      5,000,000(b,c) 30,654,500
 Exxon                      495,000      34,742,813
 Mobil                      595,000      45,182,812
 Royal Dutch Petroleum    1,325,000(c)   63,103,124
 Texaco                     625,000      39,179,688
 Tosco                      740,000      15,910,000
 Unocal                     105,900       3,838,875
 Total                                  296,839,250

 Energy equipment & services (1.2%)
 Halliburton                579,100      16,540,544
 Santa Fe Intl              804,600      12,370,725
 Total                                   28,911,269


 Financial services (4.1%)
 Boston Properties          280,000       7,980,000
 Household Intl           1,408,750      52,828,125
 Travelers Group            937,250      35,146,875
 Total                                   95,955,000

 Food (3.5%)
 Bestfoods                  489,000      23,685,938
 General Mills              431,300      30,191,000
 Sara Lee                   516,000      27,864,000
 Total                                   81,740,938

 Health care (6.2%)
 American Home Products     541,000      28,334,875
 Amgen                      368,000(b)   27,807,000
 Baxter Intl                497,500      29,601,250
 Johnson & Johnson          374,000      29,265,500
 Merck & Co                 228,000(d)   29,540,250
 Total                                  144,548,875

 Health care services (0.8%)
 Columbia/HCA Healthcare    942,700      18,912,919


 Household products (2.1%)
 Kimberly-Clark             580,000      23,490,000
 Procter & Gamble           350,000      24,828,125
 Total                                   48,318,125


 Industrial equipment & services (1.5%)
 Browning-Ferris Inds       735,000      22,233,750
 Case                       328,400       7,142,700
 Illinois Tool Works        101,200       5,515,400
 Total                                   34,891,850


 Insurance (6.8%)
 American Intl Group        621,000      47,817,000
 Lincoln Natl               690,000      56,752,500
 Marsh & McLennan         1,050,300      52,252,425
 Total                                  156,821,925

 Leisure time & entertainment (0.8%)
 Mattel                     680,000      19,040,000


 Media (0.5%)
 CBS                        464,300      11,259,275


 Multi-industry conglomerates (1.7%)
 Emerson Electric           650,000      40,462,500


 Paper & packaging (1.1%)
 Tenneco                    750,000      24,656,250


 Real estate investment trust (2.2%)
 Equity Office Properties
    Trust                   310,000       7,595,000
 Nationwide Health
    Properties              250,000       5,625,000
 ProLogis Trust             540,000      12,217,500
 Simon Property Group       525,000      15,618,750
 Spieker Properties         290,000      10,657,500
 Total                                   51,713,750

 Retail (4.8%)
 American Stores          1,800,000      57,937,500
 Costco Cos                 460,000(b)   21,792,500
 Dayton Hudson              860,000      30,745,000
 Total                                  110,475,000

 Transportation (2.2%)
 Burlington Northern Santa Fe815,000     26,080,000
 Union Pacific              589,000      25,106,125
 Total                                   51,186,125


 Utilities -- electric (5.7%)
 Carolina Power & Light     465,000      21,477,188
 CMS Energy                 620,000      27,008,750
 Duke Energy                457,000      30,247,688
 New Century Energies       700,000      34,081,249
 Northern States Power      680,000      19,082,500
 Total                                  131,897,375

 Utilities -- gas (0.9%)
 Coastal                    600,000      20,250,000


 Utilities -- telephone (6.1%)
 Ameritech                  600,000      28,425,000
 BCE                        340,000(c)    9,498,750
 BellSouth                  375,000      28,218,750

 SBC Communications         639,500      28,417,781
 U S WEST Communications
    Group                   895,000      46,931,562
 Total                                  141,491,843


 Total common stocks
 (Cost: $2,355,481,607)              $2,255,422,438


 Preferred stock (1.1%)

 Issuer                      Shares        Value(a)
 Houston Inds
    7.00% Cv ACES           330,000(e)  $25,183,125


 Total preferred stock
 (Cost: $25,952,119)                    $25,183,125


 Short-term securities (2.3%)

 Issuer    Annualized         Amount       Value(a)
        yield on date     payable at
          of purchase       maturity

 U.S. government agencies (1.5%)
 Federal Farm Credit Disc Nt
    11-02-98     5.11%    $4,800,000     $4,778,283
 Federal Home Loan Mtge Corp Disc Nts
    10-02-98     5.47      9,700,000      9,698,531
    10-06-98     5.44      1,100,000      1,099,172
    10-14-98     5.44      5,400,000      5,389,431
    10-28-98     5.32      5,200,000      5,179,330
 Federal Natl Mtge Assn Disc Nt
    10-20-98     5.18      8,200,000      8,177,625
 Total                                   34,322,372

 Commercial paper (0.8%)
 Ford Motor Credit
    10-09-98     5.54      3,700,000      3,695,470
 Glaxo Wellcome
    10-27-98     5.54        500,000(f)     498,007
 Goldman Sachs Group
    10-06-98     5.53      5,500,000      5,495,791
 Heinz (HJ)
    10-02-98     5.53      4,700,000      4,699,283
 Reed Elsevier
    10-09-98     5.58      5,000,000(f)   4,992,450
 Total                                   19,381,001


 Total short-term securities
 (Cost: $53,704,790)                    $53,703,373


 Total investments in securities
 (Cost: $2,435,138,516)(g)           $2,334,308,936




See accompanying notes to investments in securities.



 Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of Sept. 30, 1998, the value of foreign securities represented 6.39% of net assets.

(d) Partially pledged as initial margin deposit on the following open stock index futures purchase contracts (see Note 6 to the financial statements):

Type of security                                          Contracts


Standard & Poor's 500 Stock Index, Dec. 1998                    120

(e) ACES are automatically convertible to the underlying equity securities.

(f) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(g) At Sept. 30, 1998, the cost of securities for federal income tax purposes was approximately $2,435,139,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation ........................................$ 166,398,000
Unrealized depreciation .........................................(267,228,000)
Net unrealized depreciation ....................................$(100,830,000)

          Board members and officers

                 Independent board members and officers

Chairman         William  R.  Pearce*
of the board     Chairman of the board,  Board  Services  Corporation  (provides administrative services to boards including the boards of the IDS and IDSLife funds and Master Trust portfolios).

                 H.  Brewster  Atwater,  Jr.
                 Former chairman and chief executive officer, General Mills, Inc.

                 Lynne  V.  Cheney
                 Distinguished fellow, American Enterprise Institute for Public Policy Research.

                 Heinz F. Hutter
                 Former president and chief operating officer, Cargill, Inc.

                 Anne P. Jones
                 Attorney and telecommunications consultant.

                 Alan K. Simpson
                 Former United States senator for Wyoming.

                 Edson W. Spencer
                 Retired chairman and chief executive officer, Honeywell, Inc.

                 Wheelock Whitney
                 Chairman, Whitney Management Company.

                 C. Angus Wurtele
                 Chairman of the board, The Valspar Corporation.

                 Officer

Vice president,  Leslie L. Ogg*
general counsel  President of Board Services Corporation.
and secretary


                 Board members and officers associated with AEFC

President        John R. Thomas*
                 Senior vice president, AEFC.

                 William  H.  Dudley*
                 Senior  advisor  to the  chief  executive officer, AEFC.

                 David R. Hubers*
                 President and chief executive officer, AEFC.


                 Officers associated with AEFC

Vice president   Peter J. Anderson*
                 Senior vice  president,  AEFC

Vice president   Frederick C. Quirsfeld*
                 Vice president, AEFC


* Interested person as defined by the Investment Company Act of 1940.

IDS mutual funds

Global/International funds

Funds in this group seek capital growth and/or income by investing primarily in foreign securities. Foreign investments may be subject to currency fluctuations and political and economic risks of the countries in which the investments are made. They are high risk mutual funds with a potential for high reward.

IDS Emerging Markets Fund

Invests in a Portfolio comprised primarily of stocks of companies in developing countries throughout the world that are believed to offer growth potential. Seeks to provide long-term growth of capital.

(icon of) world with countries

IDS Global Growth Fund

Invests in a Portfolio comprised primarily of stocks of companies throughout the world that are positioned to meet market needs in a changing world economy. These companies offer above-average potential for long-term growth.

(icon of) world

IDS International Fund

Invests primarily in common stocks of foreign companies that offer potential for superior growth. The Fund may invest up to 20% of its assets in the U.S. market.

(icon of) three flags

IDS Global Balanced Fund

Invests in stocks and bonds in, for the most part, major markets throughout the world, including the U.S. Seeks to provide a balance of growth of capital and current income.

(icon of) scale of globes

IDS Global Bond Fund

Invests in a Portfolio comprised primarily of debt securities of U.S. and foreign issuers to seek high total return through income and growth of capital.

(icon of) globe


Growth funds

Funds in this group seek capital growth, primarily from common stocks. They are high risk mutual funds with a potential for high reward.

IDS Precious Metals Fund

Invests primarily in the securities of foreign or domestic companies that explore for, mine and process or distribute gold and other precious metals. A highly aggressive and speculative fund that seeks long-term growth of capital.

(icon of) cart of precious gems

IDS Discovery Fund

Invests in small- and medium-size, growth-oriented companies emphasizing technological innovation and productivity enhancement. Buys and holds larger growth-oriented stocks.

(icon of) ship

IDS Small Company Index Fund

Invests in all or a representative group of the equity securities comprising the S&P SmallCap 600 Index, as it strives to provide long-term capital appreciation.

(icon of) building

IDS Strategy Aggressive Fund

Invests primarily in common stocks of companies that are selected for their potential for above-average growth. Above-average means that their growth potential is better, in the opinion of the portfolio's investment manager, than the S&P 500 Stock Index.

(icon of) chess piece

IDS Research Opportunities Fund

Invests in a Portfolio comprised primarily of equity securities of companies included in the S&P 500 Stock Index that are believed to have strong growth potential. The Portfolio is managed using a research methodology by the Research Department of AEFC. Goal is long-term appreciation.

(icon of) magnifying glass

IDS Growth Fund

Invests in a Portfolio comprised primarily of companies that have above-average potential for long-term growth as a result of new management, marketing opportunities or technological superiority.

(icon of) trees

IDS New Dimensions Fund

Invests in a Portfolio comprised primarily of companies with significant growth potential due to superiority in technology, marketing or management. The Fund frequently changes its industry mix.

(icon of) dimension

IDS Progressive Fund

Invests primarily in undervalued common stocks. The Fund holds stocks for the long term with the goal of capital growth.

(icon of) shooting star


Growth & income funds

These funds focus on securities of medium to large, well-established companies that offer long-term growth of capital and reasonable income from dividends and interest. Foreign investments may be subject to currency fluctuations and political and economic risks of the countries in which the investments are made.

IDS Equity Select Fund

Invests primarily in a combination of moderate growth stocks that generaly pay dividends and bonds. Seeks growth of capital and income.

(icon of) three pine trees

IDS Blue Chip Advantage Fund

Invests in selected stocks from a major market index. Securities purchased are those recommended by our research analysts as the best from each industry represented on the index. Offers potential for long-term growth as well as dividend income.

(icon of) ribbon

IDS Managed Allocation Fund

Invests in a Portfolio comprised primarily of U.S. equity securities, U.S. and foreign debt securities, foreign equity securities and money market instruments. The Fund provides diversification among these major investment categories and has a target mix that represents the way the Fund's investments will be allocated over the long term. Seeks maximum total return.

(icon of) gyroscope

IDS Stock Fund

Invests in a Portfolio comprised primarily of common stock of companies representing many sectors of the economy. Seeks current income and growth of capital.

(icon of) building with columns

IDS Equity Value Fund

Invests primarily in undervalued common stocks that offer potential for growth of capital and income.

(icon of) three growing flowers

IDS Utilities Income Fund

Invests primarily in the stocks of public utility companies to seek high current income and growth of income and capital with reduced volatility.

(icon of) light bulb

IDS Diversified Equity Income Fund

Invests in a Portfolio comprised primarily in high-yielding common stocks to seek high current income and, secondarily, to benefit from the growth potential offered by stock investments.

(icon of) two puzzle pieces

IDS Mutual

Invests in a Portfolio that seeks to balance between common stocks and senior securities (preferred stocks and bonds). Seeks a balance of growth of capital and current income.

(icon of) scale of justice


Income funds

The funds in this group invest their assets primarily in corporate bonds or government securities to seek interest income. Secondary objective is capital growth. Risk varies by bond quality.

IDS Extra Income Fund

Invests in a Portfolio comprised mainly of long-term, high-yielding corporate fixed-income securities in the lower rated, higher risk bond categories to seek high current income. Secondary objective is capital growth.

(icon of) two coins

IDS Bond Fund

Invests mainly in corporate bonds, at least 50% in the higher rated, lower risk bond categories, or the equivalent, and in government bonds.

(icon of) Greek column

IDS Selective Fund

Invests in a Portfolio comprised primarily of high-quality corporate bonds and other highly rated debt instruments including government securities and short-term investments. Seeks current income and preservation of capital.

(icon of) skyline

IDS Federal Income Fund

Invests in a Portfolio comprised primarily of securities issued or guaranteed as to the timely payment of principal and interest by the U.S. government, its agencies and instrumentalities. Seeks a high level of current income and safety of principal consistent with its type of investments.

(icon of) shield with eagle head


Tax-exempt income funds

These funds provide tax-free income by investing in municipal bonds. The income is generally free from federal income tax, but a portion of the income may be subject to state and local taxes. Risk varies by bond quality.

IDS Tax-Exempt Bond Fund

Invests mainly in bonds and notes of state or local government units, with at least 75% in the four highest rated, lowest risk bond categories.

(icon of) shield with Greek column

IDS Insured Tax-Exempt Fund

Invests primarily in municipal securities that are insured as to the timely payment of principal and interest. The insurance feature minimizes credit risk of the Fund but does not guarantee the market value of the Fund's shares.

(icon of) shield with star

IDS State Tax-Exempt Funds
(CA, MA, MI, MN, NY, OH)

Invests primarily in high- and medium-grade municipal securities to provide income to residents of each respective state that is exempt from federal, state and local income taxes. (New York is the only state that is exempt at the local level.)

(icon of) shield with U.S. enclosed

IDS High Yield Tax-Exempt Fund

Invests in a Portfolio comprised primarily of medium- and lower-quality municipal bonds and notes. Lower-quality securities generally involve greater risk of principal and income.

(icon of) shield with basket of apples enclosed

IDS Intermediate Tax-Exempt Fund

Invests in mainly investment-grade bonds and other debt securities with intermediate-term maturities issued by state and local government units. Goal is to seek a high level of current income exempt from federal taxes.

(icon of) shield with tree enclosed


Money market funds

These money market funds have three main goals: conservation of capital, constant liquidity and the highest possible current income consistent with these objectives. An investment in these funds is neither insured nor guaranteed by the U.S. government, and there can be no assurance that these funds will be able to maintain a stable net asset value of $1.00 per share. Very limited risk.

IDS Cash Management Fund

Invests in such money market securities as high quality commercial paper, bankers' acceptances, certificates of deposit (CDs) and other bank securities.

(icon of) piggy bank

IDS Tax-Free Money Fund

Invests primarily in short-term bonds and notes issued by state and local governments to seek high current income exempt from federal income taxes.

(icon of) shield with piggy bank enclosed

For more complete information about any of these funds, including charges and expenses, you can obtain a prospectus by contacting your financial advisor or writing to American Express Shareholder Service, P.O. Box 534, Minneapolis, MN 55440-0534. Read it carefully before you invest or send money.

Quick telephone reference*

American Express            Redemptions and exchanges,       National/Minnesota
Financial Advisors          dividend payments or                   800-437-3133
Telephone Transaction       reinvestments and automatic
Service                     payment arrangements           Mpls./St. Paul area:
                                                                   612-671-3800



TTY Service                 For the hearing impaired               800-846-4852




American Express            Automated account information          800-862-7919
Financial Advisors          (TouchTone(R) phones only),
Easy Access Line            including current fund prices
                            and performance, account values
                            and recent account transactions



*You may experience delays when call volumes are high.

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AMERICAN EXPRESS Financial Advisors


IDS Equity Value Fund
IDS Tower 10
Minneapolis, MN 55440-0010
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